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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                      February 5, 2002 (February 4, 2002)


                                 CTS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



          Indiana                       1-4639                    35-0225010
       (State or Other         (Commission File Numbers)     (I.R.S. Employer
Jurisdiction of Incorporation)                              Identification Nos.)

905 West Boulevard North
Elkhart, Indiana                                                    46514
(Address of Principal Executive Offices)                          (Zip Code)

Registrants' Telephone Number, Including Area Code:     (574) 293-7511


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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5. OTHER EVENTS.

             On February 4, 2002, CTS Corporation (the "Company") filed a prospectus supplement with the Securities and Exchange Commission relating to the sale of 1,000,000 shares of its Common Stock to an institutional investor pursuant to a previously filed shelf registration statement on Form S-3 (Reg. No. 333-90697). In connection therewith, the opinion of counsel is filed herewith and is attached as an exhibit.

             This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)  Financial Statements of Business Acquired.
             Not applicable.

        (b)  Pro Forma Financial Information.
             Not applicable.

        (c)  Exhibits.

        The following exhibits are filed with this report:

        Exhibit No.        Exhibit Description
        -----------        -------------------
          99.1             Opinion of Richard G. Cutter, Esq.,  Vice President,
                           Secretary and General Counsel of the Company



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          CTS CORPORATION


                                          /s/ Richard G. Cutter
                                          --------------------------------------
                                          By: Richard G. Cutter
                                              Vice President, Secretary and
                                              General Counsel

Date:  February 5, 2002


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                                 EXHIBIT INDEX

Exhibit No.                Exhibit Description
-----------                -------------------
   5.1                     Opinion of Richard G. Cutter, Esq.,  Vice President,
                           Secretary and General Counsel of the Company